SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

December 13, 2001

ALLIANCE DATA SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

17655 WATERVIEW PARKWAY

DALLAS, TEXAS 75252

(Address and Zip Code of Principal Executive Offices)

(972) 348-5100

(Registrant's telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

                On December 13, 2001, Alliance Data Systems Corporation issued a press release to announce guidance for year end and for the 2002 year. The press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                The following financial statements, pro forma financial information and exhibits, if any, are being provided as part of this report in accordance with the instructions to this item.

                (a)           FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                                None.

                (b)           PRO FORMA FINANCIAL INFORMATION.

                                None.

                (c)           EXHIBITS.

                                99.1 Press Release, dated December13, 2001, in connection with the guidance announcement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: December 13, 2001	By: /s/ Edward J. Heffernan
Edward J. Heffernan
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT

NUMBER              DESCRIPTION

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99.1         Press release, dated December 13, 2001, in connection with guidance announcement.